SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2010

Nu Horizons Electronics Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8798	11-2621097
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

(631) 396-5000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On October 7, 2010, Nu Horizons Electronics Corp. (the “Company”) issued a press release announcing the Company’s financial results for the fiscal quarter ended August 31, 2010.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

 Item 7.01       Regulation FD Disclosure.

On October 7, 2010, at 4:30 p.m. Eastern time, the Company will hold a conference call to discuss its financial results for the fiscal quarter ended August 31, 2010.  This scheduled call and instructions for accessing the call were previously announced in a press release issued by the Company on September 15, 2010 and again in the press release that was issued on October 7, 2010, which is attached as Exhibit 99.1 hereto.

A replay of the investor conference will be accessible for a period of 60 days through a link under the Investor Relations section of the Company’s website at www.nuhorizons.com and a transcript of the call will be posted on the Company’s website for at least twelve months after the date of the call on the Company’s website at www.nuhorizons.com.

Additional Information and Where to Find It

In connection with the proposed merger between the Company and Arrow Electronics, Inc. (“Arrow”) pursuant to an Agreement and Plan of Merger dated September 19, 2010, the Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement for the stockholders of the Company, and each of the Company and Arrow may file other documents with the SEC regarding the proposed merger transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about the Company and Arrow at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents when they become available by directing a request by mail or telephone to Nu Horizons Electronics Corp., 70 Maxess Road, Melville, New York 11747, Attention: Corporate Secretary, (631) 396-5000. Information about the Company’s directors and executive officers and other persons who may be participants in the solicitation of proxies from the Company’s stockholders is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on June 14, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement that the Company intends to file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release dated October 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nu Horizons Electronics Corp. (Registrant)

Date: October 7, 2010	By:	/s/ Kurt Freudenberg
	Name:	Kurt Freudenberg
	Title:	Chief Financial Officer